Tax	12 Months Ended
Dec. 31, 2018
Tax [Abstract]
Disclosure of tax effects for the company explanatory
Note 14 - Tax

The Company is a foreign corporation that is not subject to United States federal income taxes.  Further, the Company is not subject to income taxes imposed by the Marshall Islands, the country in which it is incorporated. The Norwegian management company, DHT Management AS, is subject to income taxation in Norway and the subsidiaries in Singapore, DHT Ship Management (Singapore) Pte. Ltd., DHT Chartering (Singapore) Pte. Ltd. and DHT Management Pte. Ltd. are subject to income taxation in Singapore.  The tax effects for the Companies are disclosed below.

Specification of income tax:

(Dollars in thousands)	2018	2017	2016
Income tax payable	$74	$132	$100
Tax expenses related to previous year	1	8	(10)
Change in deferred tax	8	(8)	4
Total income tax expense	$83	$131	$95

Specification of temporary differences and deferred tax:
	December 31,	December 31,	December 31,
(Dollars in thousands)	2018	2017	2016
Property, plant and equipment	$(164)	$(164)	$(89)
Pensions	(539)	(425)	(225)
Total basis for deferred tax	(703)	(590)	(314)
Deferred tax liability 1) 2)	$(155)	$(136)	$(75)

1) Due to materiality, not recognized on a separate line in the statements of financial position.
2) The general income tax rate is reduced from 23% to 22%, effective from fiscal year 2019, reduced from 24% to 23%, effective from fiscal year 2018 and reduced from 25% to 24%, effective from fiscal year 2017.

Reconciliation of effective tax rate:

(Dollars in thousands)	2018	2017	2016
Profit/(loss) before income tax	$(46,845)	$6,733	$9,354
Expected income tax assessed at the tax rate for the Parent company (0%)	-	-	-
Adjusted for tax effect of the following items:
Income in subsidiary, subject to income tax	83	131	95
Total income tax expense	$83	$131	$95

F-48
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